UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 1, 2023
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CHARAH SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-38523	82-4228671
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12601 Plantside Drive Louisville, Kentucky		40299
(Address of principal executive offices)		(Zip Code)

(Registrant’s telephone number, including area code): (502) 245-1353
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
    ☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
    ☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
    ☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
    ☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	CHRA	New York Stock Exchange
8.50% Senior Notes due 2026	CHRB	New York Stock Exchange
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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03.    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
As previously disclosed, on November 9, 2021, Charah Solutions, Inc. (the “Company”) entered into a new Credit Agreement (the “Credit Agreement”) with JPMorgan Chase Bank, N.A. (“JPMorgan”), as administrative agent, the lenders party thereto and certain subsidiary guarantors named therein. The Credit Agreement provides for a four-year senior secured revolving credit facility with initial aggregate commitments from the lenders of $30.0 million. Availability under the Credit Agreement is subject to a borrowing base calculated based on the value of certain eligible accounts receivable, inventory, and equipment of the Company and subject to redeterminations made in good faith and in the exercise of permitted discretion of JPMorgan. The other material terms of the Credit Agreement and subsequent amendments were described in the Company’s Current Reports on Form 8-K filed with the Securities and Exchange Commission on November 10, 2021, August 15, 2022 and November 16, 2022. Such descriptions are incorporated by reference herein.
The Company elected to draw down $7.5 million on March 1, 2023 and an additional $1.0 million on March 6, 2023 of the Credit Agreement to fund operating activities. Immediately following this drawdown, after taking into account the terms of the Credit Agreement, as amended, and the negative covenants contained therein, no unused borrowing capacity remained available to the Company under the Credit Agreement and all other current long-term financing arrangements.
The foregoing description of the Credit Agreement, as amended, is qualified in its entirety by reference to the full text of such agreement and amendments which were filed as Exhibits to the Current Reports on Form 8-K filed by the Company on November 10, 2021, August 15, 2022 and November 16, 2022.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHARAH SOLUTIONS, INC.

Date:	March 7, 2023	By:	/s/ Jonathan T. Batarseh
		Name:	Jonathan T. Batarseh
		Title:	President and Chief Executive Officer